                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  March 25, 2004

                                  INDYMAC MBS, INC.
           as Depositor, IndyMac Bank, F.S.B. as Seller and as Master Servicer,
              and Deutsche Bank National Trust Company, as trustee
              under the Pooling and Servicing Agreement, dated as of
           February 1, 2004, providing for the issuance of IndyMac MBS, Inc.
           Residential Asset-Securitization Trust Series 2004-A1 Mortgage
           Pass-Through Certificates Series 2004-A.

                   RESIDENTIAL ASSET SECURITIZATION TRUST 2004-A1
                 (Exact name of Registrant as specified in its Charter)

                                        DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-102888-17                         95-4791925
          (Commission File Number)        (I.R.S. Employer Identification No.)

          155 NORTH LAKE AVENUE
          PASADENA, CALIFORNIA                         91101
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (800) 669-2300

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     March 25, 2004.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in it individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Pooling and Servicing
                                  Agreement, dated as of February 1,2004.

          Date:  Apr 01, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of March 25, 2004.

	IndyMac Residential Asset Securitization Trust 2004-A1
	Mortgage Pass-Through Certificates

	March 25, 2004 Distribution

	Contents

		TABLE OF CONTENTS

							Page

		1.	Contents				1
		2.	Certificate Payment Report				2
		3.	Collection Account Report				4
		4.	Credit Enhancement Report				7
		5.	Collateral Report				8
		6.	Delinquency Report				11
		7.	REO Report				12
		8.	Prepayment Report				13
		9.	Prepayment Detail Report				16
		10.	Realized Loss Report				17
		11.	Realized Loss Detail Report				20
		12.	Triggers, Adj. Rate Cert. and Miscellaneous Report				21
		13.	Other Related Information				22
		14.	Additional Certificate Report				23

			Total Number of Pages				23

		CONTACTS

			Administrator: Brent Hoyler
			Direct Phone Number: (714)247-6322
			Address: Deutsche Bank
			1761 E. St. Andrew Place, Santa Ana, CA 92705

			Web Site: https://www.corporatetrust.db.com/invr
			Factor Information: (800) 735-7777
			Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:	IndyMac Bank					Cut-Off Date: December 1, 2003
	Certificate Insurer(s):						Closing Date: December 29, 2003
							First Payment Date: March 25, 2004
	Servicer(s):	IndyMac Bank Master Servicer

							Distribution Date: March 25, 2004
	Underwriter(s):	Goldman, Sachs & Co. Underwriter					Record Date: February 27, 2004

					Page 1 of 23					© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A1
	Mortgage Pass-Through Certificates

	Certificate Payment Report for March 25, 2004 Distribution

	Distribution in Dollars - Current Period
				Prior						Current
	Class	Original		Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Losses	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	171,407,455.00			171,407,455.00	749,907.62	1,737,548.19	2,487,455.81	-	-	169,669,906.81
A-2	38,090,545.00			38,090,545.00	50,787.39	386,121.82	436,909.21	-	-	37,704,423.18
A-3	-			-	203,149.57	-	203,149.57	-	-	-
A-4	4,000,000.00			4,000,000.00	19,166.67	-	19,166.67	-	-	4,000,000.00
A-5	25,000,000.00			25,000,000.00	114,583.33	-	114,583.33	-	-	25,000,000.00
A-6	-			-	5,208.33	-	5,208.33	-	-	-
PO	863,244.00			863,244.00	-	973.08	973.08	-	-	862,270.92
A-X	-			-	95,986.28	-	95,986.28	-	-	-
A-R	100.00			100.00	0.48	100.00	100.48	-	-	-
B-1	5,640,000.00			5,640,000.00	27,025.00	5,329.45	32,354.45	-	-	5,634,670.55
B-2	1,880,000.00			1,880,000.00	9,008.33	1,776.48	10,784.81	-	-	1,878,223.52
B-3	1,127,000.00			1,127,000.00	5,400.21	1,064.94	6,465.15	-	-	1,125,935.06
B-4	878,000.00			878,000.00	4,207.08	829.65	5,036.73	-	-	877,170.35
B-5	626,000.00			626,000.00	2,999.58	591.53	3,591.11	-	-	625,408.47
B-6	1,128,620.00			1,128,620.00	5,407.97	1,066.47	6,474.44	-	-	1,127,553.53
P	100.00			100.00	-	-	-	-	-	100.00

Total	250,641,064.00			250,641,064.00	1,292,837.84	2,135,401.62	3,428,239.46	-	-	248,505,662.38

	Interest Accrual Detail			Current Period Factor Information per $1,000 of Original Face
					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
						(1)	(2)	(3)	(4)=(2)+(3)	(5)

A-1			F-30/360	45660NZE8	171,407,455.00	1,000.000000	4.375000	10.136946	14.511946	989.863054
A-2			A-30/360	45660NZF5	38,090,545.00	1,000.000000	1.333333	10.136946	11.470280	989.863054
A-3			A-30/360	45660NZG3	38,090,545.00	1,000.000000	5.333333	-	5.333333	-
A-4			F-30/360	45660NZH1	4,000,000.00	1,000.000000	4.791668	-	4.791668	1,000.000000
A-5			F-30/360	45660NZJ7	25,000,000.00	1,000.000000	4.583333	-	4.583333	1,000.000000
A-6			F-30/360	45660NZK4	25,000,000.00	1,000.000000	0.208333	-	0.208333	-
PO			F-30/360	45660NZM0	863,244.00	1,000.000000	-	1.127236	1.127236	998.872764
A-X			A-30/360	45660NZN8	208,823,470.00	1,000.000000	0.459653	-	0.459653	989.948253
A-R			F-30/360	45660NZP3	100.00	1,000.000000	4.800000	1,000.000000	1,004.800000	-
B-1			F-30/360	45660NZQ1	5,640,000.00	1,000.000000	4.791667	0.944937	5.736604	999.055063
B-2			F-30/360	45660NZR9	1,880,000.00	1,000.000000	4.791665	0.944937	5.736602	999.055063
B-3			F-30/360	45660NZS7	1,127,000.00	1,000.000000	4.791668	0.944937	5.736605	999.055063
B-4			F-30/360	45660NZT5	878,000.00	1,000.000000	4.791663	0.944937	5.736600	999.055063
B-5			F-30/360	45660NZU2	626,000.00	1,000.000000	4.791661	0.944937	5.736598	999.055063
B-6			F-30/360	45660NZV0	1,128,620.00	1,000.000000	4.791666	0.944937	5.736603	999.055063
P			F-30/360	IN04011P1	100.00	1,000.000000	-	-	-	1,000.000000

						Page 2 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A1
	Mortgage Pass-Through Certificates

	Certificate Payment Report for March 25, 2004 Distribution

	Distribution in Dollars - to Date
										Current
	Original			Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)	(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A-1	171,407,455.00	749,907.62		1,545,410.82	192,137.37	1,737,548.19	2,487,455.81	-	-	169,669,906.81
A-2	38,090,545.00	50,787.39		343,424.62	42,697.19	386,121.82	436,909.21	-	-	37,704,423.18
A-3	-	203,149.57		-	-	-	203,149.57	-	-	-
A-4	4,000,000.00	19,166.67		-	-	-	19,166.67	-	-	4,000,000.00
A-5	25,000,000.00	114,583.33		-	-	-	114,583.33	-	-	25,000,000.00
A-6	-	5,208.33		-	-	-	5,208.33	-	-	-
PO	863,244.00	-		-	973.08	973.08	973.08	-	-	862,270.92
A-X	-	95,986.28		-	-	-	95,986.28	-	-	-
A-R	100.00	0.48		88.94	11.06	100.00	100.48	-	-	-
B-1	5,640,000.00	27,025.00		4,740.12	589.33	5,329.45	32,354.45	-	-	5,634,670.55
B-2	1,880,000.00	9,008.33		1,580.04	196.44	1,776.48	10,784.81	-	-	1,878,223.52
B-3	1,127,000.00	5,400.21		947.18	117.76	1,064.94	6,465.15	-	-	1,125,935.06
B-4	878,000.00	4,207.08		737.91	91.74	829.65	5,036.73	-	-	877,170.35
B-5	626,000.00	2,999.58		526.12	65.41	591.53	3,591.11	-	-	625,408.47
B-6	1,128,620.00	5,407.97		948.54	117.93	1,066.47	6,474.44	-	-	1,127,553.53
P	100.00	-		-	-	-	-	-	-	100.00

Total	250,641,064.00	1,292,837.84		1,898,404.30	236,997.32	2,135,401.62	3,428,239.46	-	-	248,505,662.38

	Interest Detail
	Pass-	Prior Principal			Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)		Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance		Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
				(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A-1	5.25000%	171,407,455.00		749,907.62	-	-	-	749,907.62	749,907.62	-
A-2	1.60000%	38,090,545.00		50,787.39	-	-	-	50,787.39	50,787.39	-
A-3	6.40000%	38,090,545.00		203,149.57	-	-	-	203,149.57	203,149.57	-
A-4	5.75000%	4,000,000.00		19,166.67	-	-	-	19,166.67	19,166.67	-
A-5	5.50000%	25,000,000.00		114,583.33	-	-	-	114,583.33	114,583.33	-
A-6	0.25000%	25,000,000.00		5,208.33	-	-	-	5,208.33	5,208.33	-
PO	863,244.00			-	-	-	-	-	-	-
A-X	0.55158%	208,823,470.00		95,986.28	-	-	-	95,986.28	95,986.28	-
A-R	5.75000%	100.00		0.48	-	-	-	0.48	0.48	-
B-1	5.75000%	5,640,000.00		27,025.00	-	-	-	27,025.00	27,025.00	-
B-2	5.75000%	1,880,000.00		9,008.33	-	-	-	9,008.33	9,008.33	-
B-3	5.75000%	1,127,000.00		5,400.21	-	-	-	5,400.21	5,400.21	-
B-4	5.75000%	878,000.00		4,207.08	-	-	-	4,207.08	4,207.08	-
B-5	5.75000%	626,000.00		2,999.58	-	-	-	2,999.58	2,999.58	-
B-6	5.75000%	1,128,620.00		5,407.97	-	-	-	5,407.97	5,407.97	-
P	100.00			-	-	-	-	-	-	-

Total	522,555,079.00			1,292,837.84	-	-	-	1,292,837.84	1,292,837.84	-

						Page 3 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A1
	Mortgage Pass-Through Certificates

	Collection Account Report for March 25, 2004 Distribution

	Collection Account Report

SUMMARY							TOTAL

	Principal Collections						2,135,401.62
	Principal Withdrawals						0.00
	Principal Other Accounts						0.00
	TOTAL PRINCIPAL						2,135,401.62

	Interest Collections						1,359,392.86
	Interest Withdrawals						0.00
	Interest Other Accounts						0.00
	Intrest Fees						(66,555.01)

	TOTAL INTEREST						1,292,837.85

	TOTAL AVAILABLE FUNDS TO BONDHOLDERS						3,428,239.46

	Interest Payable to Bondholders						1,292,837.85

PRINCIPAL - COLLECTIONS							TOTAL

	Scheduled Principal						237,083.56
	Curtailments						(5,411.97)
	Prepayments in Full						1,684,434.82
	Repurchases/Substitutions						0.00
	Liquidations						0.00
	Insurance Principal						0.00
	Other Additional Principal						219,295.21
	LESS: Delinquent Principal						(1,118.88)
	LESS: Realized Losses						0.00
	PLUS: Recoveries						0.00
	PLUS: Substitution Shortfall Principal						0.00
	PLUS: Principal Loan Adjustments						0.00
	PLUS: Principal Advanced						1,118.88
	TOTAL PRINCIPAL						2,135,401.62

			Page 4 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A1
	Mortgage Pass-Through Certificates

	Collection Account Report for March 25, 2004 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS							TOTAL

	TOTAL PRINCIPAL OTHER ACCOUNTS						0.00

INTEREST - COLLECTIONS							TOTAL

	Scheduled Interest						1,359,736.25
	Repurchases/Substitutions						0.00
	Liquidations						0.00
	Insurance Interest						0.00
	Other Additional Interest						0.00
	LESS: Prepayment Interest Shortfalls						(493.23)
	LESS: Delinquent Interest						(7,799.90)
	LESS: Interest Realized Losses						0.00
	PLUS: Compensating Interest						493.23
	LESS: Civil Relief Act Shorfalls						0.00
	PLUS: Substiution Shortfall Interest						0.00
	PLUS: Interest Loan Adjustments						0.00
	LESS: Excess, Special Hazard, Fraud, & Bankruptcy Interest Losses						0.00
	Interest Advanced						7,456.51
	TOTAL INTEREST						1,359,392.86

			Page 5 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A1
	Mortgage Pass-Through Certificates

	Collection Account Report for March 25, 2004 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - OTHER ACCOUNTS							TOTAL

	Prepayment Penalties						0.00

	TOTAL INTEREST OTHER ACCOUNTS						0.00

INTEREST - FEES							TOTAL

	Current Servicing Fees						63,996.36
	Trustee Fees						208.68
	PMI Fees						2,349.97

	TOTAL INTEREST FEES						66,555.01

			Page 6 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A1
	Mortgage Pass-Through Certificates

	Credit Enhancement Report for March 25, 2004 Distribution

	Credit Enhancement Report

ACCOUNTS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

INSURANCE							TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES							TOTAL
SPACE INTENTIONALLY LEFT BLANK

			Page 7 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A1
	Mortgage Pass-Through Certificates

	Collateral Report for March 25, 2004 Distribution

	Collateral Report

COLLATERAL							TOTAL
	Loan Count:
	Original						576
	Prior						-
	Prefunding						-
	Scheduled Paid Offs						-
	Full Voluntary Prepayments						(7)
	Repurchases						-
	Liquidations						-